UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 19, 2004

                                Genio Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          0-27587                                          22-3360133
 (Commission File Number)                               (I.R.S. Employer
                                                     Identification Number)


                                 (212) 897-6914
              (Registrant's Telephone Number, Including Area Code)

 15 E. 26th Street, Suite 1711, New York, NY                   10010
  (Address of Principal Executive Offices)                   (Zip Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired: None

         (b)      Pro Forma Financial Information: None

         (c)      Exhibits:

                  99.1 Letter dated November 29, 2004 from Radin, Glass & Co., LLP.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         GENIO GROUP, INC.

                                         /s/ Andrew J. Schenker
                                         ---------------------------------------
                                         By:     Andrew J. Schenker
                                         Its:    Chief Financial Officer
Date: November 30, 2004

                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Letter dated November 29, 2004 from Radin, Glass & Co., LLP.